UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 5, 2007 (June 28, 2007)

TYCO ELECTRONICS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Second Floor, 96 Pitts Bay Road

Pembroke, HM 08, Bermuda
 (Address of principal executive offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

In connection with the previously announced plan by Tyco International Ltd. (“Tyco International”) to distribute on June 29, 2007 all of the common shares of Tyco Electronics Ltd. (“Tyco Electronics”) to shareholders of Tyco International, Tyco Electronics entered into definitive agreements with Tyco International and Covidien Ltd. (“Covidien”) that, among other things, set forth the terms and conditions of the separation of Tyco Electronics from Tyco International and provide a framework for Tyco Electronics’ relationships with Tyco International and Covidien.  A summary of certain important features of the material agreements, which are referenced below, can be found in the section entitled “Relationship with Tyco International and Covidien” in Tyco Electronics’ information statement, which was attached as Exhibit 99.1 to Tyco Electronics’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2007 (the “Information Statement”) and is incorporated by reference into this item.

Separation and Distribution Agreement

On June 29, 2007, Tyco Electronics entered into a Separation and Distribution Agreement that sets forth the agreements among Tyco Electronics, Tyco International, and Covidien. This agreement governs the relationships among Tyco Electronics, Tyco International and Covidien subsequent to the completion of the separation plan and will provide for the allocation to Covidien and Tyco Electronics of certain of Tyco International’s assets, liabilities and obligations attributable to periods prior to our separation from Tyco International.  The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Tax Sharing Agreement

On June 29, 2007, Tyco Electronics entered into a Tax Sharing Agreement with Tyco International and Covidien that governs the parties’ respective rights, responsibilities and obligations after the separation of Tyco Electronics from Tyco International with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of any distribution of all of the common shares of Tyco Electronics or Covidien to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code of 1986, as amended (the “Code”), or certain internal transactions undertaken in anticipation of the separation to qualify for tax-favored treatment under the Code. The description of the Tax Sharing Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Sharing Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Assumption of Guaranty/Credit Agreements

On June 29, 2007, pursuant to two assignment and assumption agreements by and among Tyco Electronics and Tyco International (collectively, the “Guarantor Assumption Agreements”), Tyco Electronics accepted and assumed the right, title, interest, obligations and duties of Tyco

International in to and under the 364-day Senior Bridge Loan Agreement dated as of April 25, 2007, Amendment No. 1 to 364-Day Senior Bridge Loan Agreement dated as of May 25, 2007, and the Five-Year Senior Credit Agreement dated as of April 25, 2007, among Tyco International, Tyco International Group S.A., Tyco Electronics Group S.A., Tyco Electronics, the lenders party thereto and Bank of America, N.A., as administrative agent for such lenders, as amended, supplemented or otherwise modified from time to time (collectively, the “Credit Agreements”).  Tyco Electronics will assume, in full, all of the obligations and duties of Tyco International under the Credit Agreements.

A summary of certain important features of the Credit Agreements, which are referenced herein, can be found in the section entitled “Description of Material Indebtedness” in the Information Statement.  The description of the Credit Agreements in the Information Statement and set forth under this Item 2.03 is qualified in its entirety by reference to the complete terms and conditions of the Credit Agreements, which are attached as Exhibits 10.2, 10.3 and 10.4 hereto and are incorporated by reference.  The description of the Guarantor Assumption Agreements herein set forth under this Item 2.03 is qualified in its entirety by reference to the complete terms and conditions of the Guarantor Assumption Agreements, which are filed as Exhibits 10.5 and 10.6 hereto and are incorporated herein by reference.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Officers

On June 30, 2007, Thomas J. Lynch was appointed as the Chief Executive Officer of Tyco Electronics.  Additionally, Terrence R. Curtin was appointed Chief Financial Officer and Robert J. Ott was appointed Corporate Controller on June 30, 2007.  More information about the background of these officers can be found in the section entitled “Management – Directors and Executive Officers” of the Information Statement and is incorporated by reference into this item.

Resignation of Directors

Mario Calastri, Terrence R. Curtin, Eric Resch, and Robert A. Scott resigned as directors of Tyco Electronics effective as of June 29, 2007.

Election of New Directors

On June 29, 2007, the following people were added to Tyco Electronics’ Board of Directors and, on June 30, 2007, each was appointed to the board committee identified opposite his or her name:

Name	Management Development and Compensation	Nominating, Governance and Compliance	Audit
Juergen W. Gromer
Pierre R. Brondeau			X
Ram Charan		X
Robert M. Hernandez	X
Daniel J. Phelan	X
Frederic M. Poses	X
Lawrence S. Smith			X
Paula A. Sneed		X
David P. Steiner		X

Sandra S. Wijnberg also is a member of the Audit Committee.  More information about the background of these directors can be found in the section entitled “Management – Directors and Executive Officers” of the Information Statement and is incorporated by reference into this item.

Director Indemnification Agreement

On June 30, 2007, the Board approved and authorized Tyco Electronics to enter into an indemnification agreement with each non-employee member of the Board. The indemnification agreement is intended to provide directors with the maximum protection available under applicable law in connection with their services to Tyco Electronics.

Each indemnification agreement, upon its execution by Tyco Electronics and a director, will provide, among other things, that subject to the procedures set forth therein, Tyco Electronics will, to the fullest extent permitted by applicable law, indemnify an indemnitee if, by reason of such indemnitee’s corporate status as a director, such indemnitee incurs any losses, liabilities, judgments, fines, penalties or amounts paid in settlement in connection with any threatened, pending or completed proceeding, whether of a civil, criminal, administrative or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by an indemnitee, subject to certain exceptions, in connection with any proceeding covered by the indemnification agreement. Each indemnification agreement also requires that Tyco Electronics cover an indemnitee under liability insurance available to any of the Tyco Electronics’ directors, officers or employees.

The description of the indemnification agreement set forth under this Item 5.02 is qualified in its entirety by references to the complete terms and conditions of the form of indemnification agreement, which is filed as Exhibit 10.9 hereto and is incorporated herein by reference.

Issuance of Founders’ Grant to Executive Officers

On July 2, 2007,  Tyco Electronics granted equity compensation (the “Founders’ Grant”) under the Tyco Electronics Ltd. 2007 Stock and Incentive Plan to its President and Chief Executive Officer, Chief Financial Officer and certain other executive officers.  The Founders’ Grant was issued in the form of non-qualified stock options and restricted stock units.

•                  The stock options vest pro-rata over four years beginning on July 2, 2008.  The exercise price of the options is equal to the closing price per share of Tyco Electronics’ common shares as traded on the grant date and reported on the New York Stock Exchange.

•                  The restricted stock units vest in fifty percent installments on July 2, 2010 and July 2, 2011.  Restricted stock units are credited with dividend equivalent units when Tyco Electronics distributes dividends.

The stock option and restricted stock unit awards are subject to additional terms and conditions that are contained in the forms of award certificates attached hereto as Exhibits 10.7 and 10.8, respectively, and incorporated herein by reference. The foregoing summary of the awards is qualified in its entirety by reference to Exhibits 10.7 and 10.8.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 28, 2007, Tyco International, acting in its capacity as sole shareholder, adopted amended and restated bye-laws of Tyco Electronics (the “Amended and Restated Bye-Laws”).  A description of the material provisions of the Amended and Restated Bye-Laws is included in the Information Statement and is incorporated by reference into this item.  The Description of the Amended and Restated Bye-Laws set forth under this Item 5.03 is qualified in its entirety by reference to the Amended and Restated Bye-Laws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
2.1	Separation and Distribution Agreement by and among Tyco International Ltd., Covidien Ltd., and Tyco Electronics Ltd., dated as of June 29, 2007

3.1	Amended and Restated Bye-Laws

10.1	Tax Sharing Agreement by and among Tyco International Ltd., Covidien Ltd., and Tyco Electronics Ltd., dated as of June 29, 2007

10.2

364-day Senior Bridge Loan Agreement among Tyco International Ltd., Tyco International Group S.A., Tyco Electronics Group, S.A., Tyco Electronics, the lenders party thereto and Bank of America, N.A., as administrative agent, dated as of April 25, 2007

10.3	Amendment No. 1 to 364-Day Senior Bridge Loan Agreement dated as of May 25, 2007

10.4

Five-Year Senior Credit Agreement among Tyco International Ltd., Tyco International Group S.A., Tyco Electronics Group S.A., Tyco Electronics, the lenders party thereto and Bank of America, N.A., as administrative agent, dated as of April 25, 2007

10.5	Guarantor Assumption Agreement by and among Tyco International Ltd. and Tyco Electronics Ltd., dated as of June 29, 2007

10.6	Guarantor Assumption Agreement by and among Tyco International Ltd. and Tyco Electronics Ltd., dated as of June 29, 2007

10.7	Founders’ Grant Option Award Terms and Conditions

10.8	Founders’ Grant Restricted Unit Award

10.9	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD.

By:	/s/ Terrence R. Curtin
Terrence R. Curtin Executive Vice President and Chief Financial Officer

Date: July 5, 2007